Investment in Equity Accounted Joint Ventures and Advances to Joint Venture	9 Months Ended
Sep. 30, 2016
Equity Method Investments and Joint Ventures [Abstract]
Investment in Equity Accounted Joint Ventures and Advances to Joint Venture
Investment in Equity Accounted Joint Ventures and Advances to Joint Venture

In October 2014, the Partnership sold a 1995-built shuttle tanker, the Navion Norvegia, to OOG-TK Libra GmbH & Co KG (or Libra Joint Venture), its 50/50 joint venture with OOG. The vessel is committed to a new FPSO unit conversion for the Libra field. The FPSO unit is scheduled to commence operations in mid-2017 (see note 11e). In conjunction with the conversion project in late-2015, the Libra Joint Venture entered into a ten-year plus construction period loan facility providing total borrowings of up to $804 million, of which $440.4 million was drawn as of September 30, 2016. The interest payments of the loan facility are based on LIBOR, plus margins which range between 2.50% to 2.65%. The final payment under the loan facility is due October 2027. The Partnership and OOG have severally guaranteed to the banks their 50% shares of the equity contributions scheduled to fund the conversion project, and have jointly guaranteed any unexpected equity requirements. In addition, the Libra Joint Venture entered into ten-year interest rate swap agreements to economically hedge expected interest payments on the loan facility from 2017 to 2027, with an aggregate notional amount of $301 million which amortizes quarterly over the term of the interest rate swap agreements. These interest rate swap agreements exchange the receipt of LIBOR-based interest for the payment of a fixed rate of 2.49%. These interest rate swap agreements have been designated as qualifying cash flow hedging instruments for accounting purposes. During 2016, as a result of certain defaults on interest payments by an OOG affiliate which OOG had guaranteed, the Libra Joint Venture was required to obtain cross default waivers from the lenders of the construction period loan facility. The current waiver is effective until the earlier of December 19, 2016 and the date on which the debt of the OOG’s affiliate is accelerated by its lenders. Although the Libra Joint Venture expects to obtain further cross default waivers from the facility lenders, a failure to do so could adversely affect its ability to fund and complete the Libra FPSO conversion.

In June 2013, the Partnership acquired Teekay Corporation’s 50% interest in OOG-TKP FPSO GmbH & Co KG, a joint venture with OOG, which owns the Itajai FPSO unit. Included in the joint venture is an eight-year loan facility, which as at September 30, 2016 had an outstanding balance of $198.0 million. The interest payments of the loan facility are based on LIBOR, plus margins which range between 2.15% and 2.45%. The final payment under the loan facility is due October 2021. The Partnership has guaranteed its 50% share of the loan facility. In addition, the joint venture entered into ten-year interest rate swap agreements with an aggregate notional amount of $88.0 million as at September 30, 2016, which amortizes semi-annually over the term of the interest rate swap agreements. These interest rate swap agreements exchange the receipt of LIBOR-based interest for the payment of a fixed rate of 2.63%. These interest rate swap agreements are not designated as qualifying cash flow hedging instruments for accounting purposes. As at December 31, 2014, the Partnership advanced $5.2 million to the joint venture, which was repaid during the nine months ended September 30, 2015.

As at September 30, 2016 and December 31, 2015, the Partnership had total investments of $126.8 million and $77.6 million, respectively, in joint ventures.